Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of September 29, 2015, by and among MITEL NETWORKS CORPORATION, a company organized under the laws of Canada (the “Parent” and, in its capacity as the borrower of the Canadian Credit Extensions, the “Canadian Borrower”)), MITEL US HOLDINGS, INC., a Delaware corporation (“Holdings” and in its capacity as the borrower of the Term Loans, the “Term Loan Borrower”, and in its capacity as a borrower of U.S. Credit Extensions (other than the Term Loans), the “U.S. Revolving Loan Borrower”, and together with the Canadian Borrower and the Term Loan Borrower, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, the Lenders party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parent, Holdings, the various financial institutions and other persons from time to time parties thereto (the “Lenders”), the Administrative Agent, the Canadian Administrative Agent, BANK OF AMERICA, N.A., as collateral agent and BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as Canadian collateral agent, are parties to that certain Credit Agreement, dated as of April 29, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and, as modified by this First Amendment and as may be otherwise amended, restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 12.1(a) of the Credit Agreement and subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 AMENDMENT TO CREDIT AGREEMENT.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms therein in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of September 29, 2015, among the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders and Subsidiary Guarantors party thereto.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

(b) The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin” means, at any time (a) with respect to Term Loans, (x) 4.50% for Term Loans maintained as Eurocurrency Rate Loans and (y) 3.50% for Term Loans maintained as Base Rate Loans, (b) with respect to Revolving Loans (excluding Swing Line Loans) (i) at all times prior to the Reset Date, 4.00% for Revolving Loans maintained as Fixed Rate Loans and 3.00% for Revolving Loans maintained as Floating Rate Loans, and (ii) thereafter, the applicable percentage set forth below corresponding to the relevant Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrowers to the Administrative Agent, (c) with respect to Swing Line Loans (i) at all times prior to the Reset Date, 3.00% and (ii) thereafter, the applicable percentage set forth below corresponding to the relevant Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrowers to the Administrative Agent:

For Revolving Loans, Swing Line Loans and Canadian BAs
Leverage Ratio	Applicable Margin for Revolving Loans (other than Swing Line Loans)		Applicable Margin for Swing Line Loans	Applicable Canadian BA Stamping Fee
	Eurocurrency Rate	Alternate Base Rate/ Canadian Prime Rate	Alternate Base Rate/ Canadian Prime Rate
Greater than 2.75:1	4.00%	3.00%	3.00%	4.00%
Less than or equal to 2.75:1	3.75%	2.75%	2.75%	3.75%

Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrowers to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrowers fail to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days the last Fiscal Quarter of the Fiscal Year), the Applicable Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrowers deliver to the Administrative Agent a Compliance Certificate with respect to such Fiscal Quarter otherwise meeting the requirements of clause (c) of Section 7.1.1 shall equal the highest Applicable Margin set forth above. For the avoidance of doubt, the Applicable Margin shall be determined (x) for all periods prior to the First Amendment Effective Date, in accordance with the definition of “Applicable Margin” (as in effect prior to the First Amendment Effective Date) and (y) for all periods on and after the First Amendment Effective Date, in accordance with the definition of “Applicable Margin” (as in effect on the First Amendment Effective Date).

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(c) The definition of “ECF Percentage” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ECF Percentage” means, if on the last day of the applicable Fiscal Year, the Leverage Ratio is (a) greater than or equal to 3.50:1.00, 75%, (b) less than 3.50:1.00 but greater than or equal to 2.75:1.00, 50%, (c) less than 2.75:1.00 but greater than 2.00:1.00, 25%, and (d) less than or equal to 2.00:1.00, 0%.

(d) The definition of “Loan Documents” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, the First Amendment” immediately following the text “this Agreement” appearing therein.

(e) Section 3.1.1 of the Credit Agreement is hereby amended by replacing the text “on or prior to the six (6) month anniversary of the Closing Date” appearing in the final paragraph thereof with the text “on or prior to the one (1) year anniversary of the First Amendment Effective Date”.

(f) Section 7.2.4(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) The Parent will not permit the Leverage Ratio for any period ending on the last day of any Fiscal Quarter ending during a period set forth below to be greater than the ratio set forth opposite such period:

Period of Fiscal Quarter(s) Ending	Ratio
September 30, 2015 through December 31, 2015	5.25:1.00
March 31, 2016	4.75:1.00
June 30, 2016 through September 30, 2016	4.25:1.00
December 31, 2016 through September 30, 2017	3.25:1.00
December 31, 2017 through September 30, 2018	3.00:1.00
December 31, 2018 through September 30, 2019	2.75:1.00
December 31, 2019 and thereafter	2.50:1.00

SECTION 2 EFFECTIVENESS OF THE FIRST AMENDMENT. This First Amendment shall become effective on the date when the following conditions shall have been satisfied (which, in the case of clauses (b) and (c) below, may be substantially concurrent with the satisfaction of the other conditions specified below) (such date, the “First Amendment Effective Date”):

(a) each of the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Required Lenders shall have duly executed a counterpart hereof (whether the same or different counterparts) indicating its agreement to this First Amendment and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Quan Zhou (facsimile number: 212-354-8113 / email: MitelFirstAmendment@whitecase.com);

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(b) the Parent shall have paid (or cause to have been paid) to the Administrative Agent, for the account of each Lender party hereto, a fee in an amount equal to 0.25% of the outstanding principal amount of the Term Loans and Revolving Loan Commitments held by such Lender immediately prior to giving effect to this First Amendment (the “Consent Fee”), which Consent Fee shall be earned, due and payable by wire transfer in immediately available funds on the First Amendment Effective Date, and, once paid, shall be non-refundable; and

(c) the Borrowers shall have paid (or cause to have been paid) to the Administrative Agent all fees and reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with this First Amendment (including, without limitation, the reasonable fees and expenses of White & Case LLP).

SECTION 3 REAFFIRMATION. By executing and delivering a counterpart hereof, (i) each Borrower hereby agrees that all Loans incurred by the Borrowers and all other Obligations shall be guaranteed pursuant to the Guaranties in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Agreements in accordance with the terms and provisions thereof and (ii) each Borrower and each other Guarantor hereby (A) agrees that, notwithstanding the effectiveness of this First Amendment, after giving effect to this First Amendment, the Security Agreements continue to be in full force and effect and (B) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this First Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Agreements to secure such Obligations, all as provided in the Security Agreements, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this First Amendment.

SECTION 4 MISCELLANEOUS PROVISIONS.

(a) In order to induce the Lenders party hereto to consent to this First Amendment, each Borrower represents and warrants that on and as of the date hereof after giving effect to this First Amendment, (i) no Default exists as of the First Amendment Effective Date and (ii) the representations and warranties set forth in Article VI of the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), in each case other than representations and warranties that are qualified as to “materiality,” Material Adverse Effect or similar language, in which case such representations and warranties are (or shall have been) true and correct.

(b) THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTIONS 12.12, 12.13 AND 12.14 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS

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FIRST AMENDMENT AND SHALL APPLY TO THIS FIRST AMENDMENT, MUTATIS MUTANDIS.

(c) Except as expressly set forth in this First Amendment or in the Credit Agreement, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers or any other Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(d) On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(e) This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of this First Amendment by facsimile transmission or electronic transmission (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

(f) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

MITEL NETWORKS CORPORATION, as Parent and a Borrower

By:	/s/ Gregory Hiscock
Name: Gregory Hiscock
Title: Vice President, General Counsel and Corporate Secretary

MITEL US HOLDINGS, INC., as Holdings and a Borrower

By:	/s/ Gregory J. Hiscock
Name: Gregory J. Hiscock
Title: Secretary

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

MITEL MOBILITY INC., as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

MITEL NETWORKS, INC., as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

MITEL CLOUD SERVICES, INC., as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

MITEL (DELAWARE), INC., as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

MITEL BUSINESS SYSTEMS, INC., as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

MITEL TECHNOLOGIES, INC., as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

MITEL LEASING, INC., as a Guarantor

By:	/s/ John Abbott
Name:	John Abbott
Title:	President & Treasurer

MITEL COMMUNICATIONS INC., as a Guarantor.

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

MAVENIR SYSTEMS IP HOLDINGS, LLC, as a Guarantor Member: MITEL MOBILITY INC.

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

UTAH HOLDING CORPORATION, as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

UTAH INTERMEDIATE HOLDING CORPORATION, as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

ULTICOM, INC., as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

UTAH FRANCE CORPORATION, as a Guarantor

By:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

For and on behalf of MITEL NETWORKS LIMITED, as a Guarantor

Signed by:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Director

For and on behalf of MITEL NETWORKS HOLDINGS LIMITED, as a Guarantor

Signed by:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Director

For and on behalf of MITEL EUROPE LIMITED, as a Guarantor

Signed by:	/s/ Gregory Hiscock
Name:	Gregory Hiscock
Title:	Secretary

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

DETEWE COMMUNICATIONS GMBH, as a Guarantor

By	/s/ Graham Bevington
Name:	Graham Bevington
Title:	Director

MITEL DEUTSCHLAND GMBH, as a Guarantor

By	/s/ Graham Bevington
Name:	Graham Bevington
Title:	Director

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

MITEL SPAIN S.L.U., as a Guarantor

By	/s/ Graham Bevington
Name:	Graham Bevington
Title:	Director

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

MITEL SCHWEIZ AG, as a Guarantor

By	/s/ Graham Bevington
Name:	Graham Bevington
Title:	Director

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Larkin
Name:	Angela Larkin
Title:	Assistant Vice President

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

BANK OF AMERICA, N.A., as a Revolving Loan Lender

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BANK OF AMERICA, N.A., as a Term Loan Lender

By:	/s/ Dale T. Rank
Name: Dale Rank
Title: Assistant Vice President

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as Canadian Administrative Agent and a Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

(Please type or print legal name of Lender)

By:
Name:
Title:

[If a second signature is required]

By:
Name:
Title:

[Signature Page to First Amendment to Mitel Credit Agreement (2015)]